UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 5, 2023

Zura Bio Limited

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40598	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4225 Executive Square, Suite 600

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

(858) 247-0520

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	ZURA	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50 per share	ZURAW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

As previously disclosed in the Current Report on Form 8-K filed by the registrant on March 24, 2023, Zura Bio Limited, a limited company incorporated under the laws of England and Wales (“Zura”), and JATT Acquisition Corp, a Cayman Islands exempted company (“JATT”), consummated a business combination on March 20, 2023.

The audited consolidated financial statements of Zura as of December 31, 2022 and for the period from January 18, 2022 (date of inception) to December 31, 2022 are set forth herein as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits.

Exhibit	Description
99.1	Audited consolidated financial statements of Zura as of December 31, 2022 and for the period from January 18, 2022 (date of inception) to December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zura Bio Limited

Dated: April 5, 2023
	By:	/s/ Someit Sidhu
Someit Sidhu
Chief Executive Officer